EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MACOM Technology Solutions Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stephen G. Daly, as President and Chief Executive Officer of the Company, and John F. Kober, as Senior Vice President and Chief Financial Officer, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

/s/ Stephen G. Daly
Stephen G. Daly
President and Chief Executive Officer
11/14/2022

/s/ John F. Kober
John F. Kober
Senior Vice President and Chief Financial Officer
11/14/2022